UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: August 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Semi-Annual Report

August 31, 2011

Share Class / Ticker Symbol

	Class A	Class C1	Class I
Nuveen California Tax Free Fund	FCAAX	FCCAX	FCAYX

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent S&P ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve System has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek out opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

October 21, 2011

4	Nuveen Investments

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investor Services, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Portfolio manager Scott Romans, reviews key investment strategies and the Fund’s performance during the six months ending August 31, 2011. Scott, who has twelve years of investment experience, assumed portfolio management responsibilities for the Fund in January 2011.

How did the Fund perform during the six-month reporting period ended August 31, 2011?

The table in the Fund Performance and Expense Ratios section of this report provide total return performance information for the six-month, one-year, five-year and ten-year reporting periods ending August 31, 2011. The Fund’s Class A Share total returns are compared with the performance of a corresponding market index and Lipper peer fund classification average.

Over the six-month period, the Fund’s Class A Shares at net asset value (NAV) outpaced the Barclays Capital Municipal Bond Index and the Lipper California Municipal Debt Classification Average.

What strategies were used to manage the Fund during the six-month reporting period?

The Fund continued to employ the same fundamental investment strategies and tactics used in previous years. We remained focused on bottom-up security selection, evaluating potential opportunities one at a time based on thorough credit research. We continued our long-term strategy of focusing on mid-grade and non-rated bonds due to the favorable returns these credits historically have generated. In addition, we continued to overweight select sectors where we have research expertise, such as health care. Most of the moves we made during the period were opportunistic because the municipal market didn’t have enough trading volume to make larger scale changes. During the six months ending August 31, 2011, municipal bond issuance totaled roughly $135 billion nationwide, a 34% year-over-year decline. In comparison, new supply of California tax-exempt debt was about $19 billion during the same time span, reflecting a 37% year-over-year drop.

The Fund’s duration positioning, or its sensitivity to interest-rate movements, was the most significant driver of its outperformance during the reporting period. With the market generally rallying over the six months, the Fund benefited from a duration stance that was approximately half a year longer than the overall market. In particular, the Fund was rewarded for its dramatic underexposure to bonds with the shortest maturities. The front end of the municipal yield curve was the worst-performing segment during the six-month

Nuveen Investments	5

period. However, the Fund was also slightly underweighted in the longest maturities on the curve, which offset some of the outperformance gained from the relative underexposure at the front end.

Several of the Fund’s sector exposures, particularly in the tax-supported segment, were also positive contributors to its outperformance during the semi-annual period. The Fund benefited from a significant underweight to California general obligation (GO) bonds, as this segment slightly underperformed. We are unable to take a similar weighting of GOs in the Fund due to the Fund’s diversification requirements as well as the inability to gain access to an adequate supply of attractively priced GO bonds. At the same time, we positioned the Fund with an overweight to local GO bonds (usually unified school districts and community colleges), which also aided performance as this segment of the market outperformed.

Another sector position that proved beneficial was the Fund’s approximately 14% overweight to health care. The health care sector outperformed the overall market by about 2% during the reporting period. In particular, higher rated health care bonds rallied, outpacing their lower rated counterparts. Last year, the health care sector generally lagged similarly rated credits in other risk sectors as investors feared that health care reform would negatively impact issuers. Also, because the health care sector did not have access to the Build American Bond program, investors were getting their fill of these bonds as they continued to be issued. Although spreads remained wider in health care on an overall basis, the sector benefited from an increasing acceptance of its higher quality issuers along with the larger coupons offered on new deals that came to market from lower rated issuers.

One sector that hindered relative performance was tobacco bonds, where the Fund had approximately a 2% underweight. California tobacco bonds rallied very strongly, benefiting from a rumor of a potential settlement among the participants in the master settlement agreement, which could positively impact the credit quality of these bonds.

As was the case in the previous reporting period, we were able to make only modest adjustments to the Fund’s weightings due to the scarcity of bonds. Our purchases were focused on two areas: tobacco bonds and redevelopment authority bonds. In the tobacco sector, we bought approximately $3 million of tobacco settlement asset-backed bonds from the Golden State Tobacco Securitization Corporation for the Fund. In the case of redevelopment authority bonds, the state of California issued a budget resolution that had a dramatic impact on the authorization of these municipal entities. Although the change spooked the market, we viewed it as broadly positive. New issues in this sector came to market favorably priced and attractively structured (large coupons with 10-year calls). We were very active in this sector, adding a total of seven positions in existing or new redevelopment authority bonds to the Fund.

To fund these purchases, we used the proceeds from several bonds that were called during the period. We also sold several high-grade and lower rated positions in the health care sector at favorable prices. Additionally, we sold a few positions in California GO and public works bonds. Spreads had previously been very wide in these two segments, but narrowed over time as the state stayed out of the new issue market. Both California GO

6	Nuveen Investments

and public works bonds grew more valuable as a result of their relative scarcity. We were also a net seller of Puerto Rico bonds in the Fund as they were trading with very tight spreads. These territorial bonds are double tax-exempt in all states and can be advantageous to use as a placeholder when we have difficulty finding in-state bonds.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities are subject to credit risk and interest rate risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Below investment grade bonds carry heightened credit risk and potential for default.

Dividend Information

During the reporting period, Class A and I Shares of the Fund remained stable. Class C1 Shares of the Fund saw a decrease to its monthly dividend in August 2011.

The Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders. As of August 31, 2011, the Fund had a positive UNII balance, based upon our best estimate, for tax purposes and a positive UNII balance for financial reporting purposes.

Nuveen Investments	7

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8	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for this Fund are shown on the following page.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen California Tax Free Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of August 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	7.60%	2.45%	4.27%	4.47%
Class A Shares at maximum Offering Price	3.08%	-1.82%	3.38%	4.03%
Barclays Capital Municipal Bond Index**	6.39%	2.66%	4.54%	4.95%
Lipper California Municipal Debt Classification Average**	7.44%	1.30%	3.09%	3.78%

Class C1 Shares	7.27%	1.90%	3.77%	4.02%
Class I Shares	7.62%	2.56%	4.43%	4.69%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	9.59%	3.84%	4.42%	4.67%
Class A Shares at maximum Offering Price	4.94%	-0.50%	3.53%	4.22%
Class C1 Shares	9.25%	3.38%	3.91%	4.21%
Class I Shares	9.71%	4.05%	4.59%	4.89%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C1 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.00%	0.86%
Class C1 Shares	1.45%	1.36%
Class I Shares	0.80%	0.71%

The Fund’s investment adviser has contractually agreed to waive fees and reimburse other Fund expenses through June 30, 2012 so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed 0.85%, 1.35% and 0.70% for Class A, Class C1 and Class I Shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Refer to the Glossary of Terms Used in the Report for definitions.

10	Nuveen Investments

Yields (Unaudited) as of August 31, 2011

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	4.13%	3.68%	5.64%
Class C1 Shares	3.69%	3.18%	4.87%
Class I Shares	4.35%	3.84%	5.88%

1	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.7%.

2	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	11

Holding Summaries (Unaudited) as of August 31, 2011

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investor Services, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Bond Credit Quality1

Portfolio Composition[2]
Tax Obligation/General	32.3%
Tax Obligation/Limited	19.8%
Health Care	16.4%
Education and Civic Organizations	14.4%
Water and Sewer	8.0%
Short-Term Investments	2.0%
Other	7.1%

1	As a percentage of total investments, excluding short-term investments, as of August 31, 2011. Holdings are subject to change.

2	As a percentage of total investments, as of August 31, 2011. Holdings are subject to change.

12	Nuveen Investments

Expense Examples (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C1 Shares	I Shares	A Shares	C1 Shares	I Shares
Beginning Account Value (3/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/11)	$1,076.00	$1,072.70	$1,076.20	$1,021.52	$1,019.00	$1,022.27
Expenses Incurred During Period	$3.76	$6.36	$2.97	$3.66	$6.19	$2.90

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .72%, 1.22% and .57% for Classes A, C1 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period).

Nuveen Investments	13

Portfolio of Investments (Unaudited)

Nuveen California Tax Free Fund

August 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 1.8%

$2,945	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	Baa3	$1,900,350
	Education and Civic Organizations – 14.2%

240	California Educational Facilities Authority, Revenue Bonds, Claremont Graduate University, Series 2007A, 5.000%, 3/01/20	3/17 at 100.00	A3	258,391

	California Educational Facilities Authority, Revenue Bonds, Claremont Graduate University, Series 2008A:
865	5.000%, 3/01/23	3/18 at 100.00	A3	909,029
500	5.125%, 3/01/28	3/18 at 100.00	A3	507,310

430	California Educational Facilities Authority, Revenue Bonds, Golden Gate University, Series 2005, 5.000%, 10/01/20	10/15 at 100.00	Baa3	418,661

675	California Educational Facilities Authority, Revenue Bonds, Lutheran University, Series 2004C, 4.750%, 10/01/15	10/14 at 100.00	Baa1	712,382

1,000	California Educational Facilities Authority, Revenue Bonds, Pitzer College, Refunding Series 2009, 5.375%, 4/01/34	4/20 at 100.00	A3	1,018,180

1,000	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2008A, 5.000%, 8/01/28	8/18 at 100.00	A3	1,008,100

1,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2	1,011,920

	California Educational Facilities Authority, Revenue Bonds, Woodbury University, Series 2006:
450	4.400%, 1/01/15	No Opt. Call	Baa3	451,778
470	4.500%, 1/01/16	1/15 at 100.00	Baa3	470,550

100	California Infrastructure Economic Development Bank, Revenue Bonds, Perfroming Arts Center of Los ANgeles County, Series 2007, 4.000%, 12/01/15	No Opt. Call	A	108,960

400	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/26	6/16 at 100.00	BBB–	353,672

	California Municipal Finance Authority, Revenue Bonds, Loma Linda University, Series 2007:
300	4.250%, 4/01/18	4/17 at 100.00	A	318,111
300	4.375%, 4/01/19	4/17 at 100.00	A	315,690

	California Municipal Finance Authority, Revenue Refunding Bonds, Biola University, Series 2008A:
1,000	5.000%, 10/01/18	No Opt. Call	Baa1	1,062,390
500	5.625%, 10/01/23	4/18 at 100.00	Baa1	515,910

695	California State Public Works Board, Lease Revenue Bonds, California State University, J. Paul Leonard & Sutro Library, Series 2009J, 5.500%, 11/01/26	11/19 at 100.00	Aa3	732,301

500	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2009B-1, 5.400%, 3/01/26	3/20 at 100.00	Aa3	525,010

1,250	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Series 2009E, 5.000%, 4/01/34	No Opt. Call	Aa2	1,278,038

1,035	California State Public Works Board, Lease Revenue Refunding Bonds, Community College Projects, Series 2004B, 5.500%, 6/01/19	6/14 at 100.00	A2	1,095,765

200	California State Public Works Board, Lease Revenue Refunding Bonds, Community Colleges Projects, Series 1999A, 4.875%, 12/01/18	11/11 at 100.50	A2	200,978

1,000	California State University, Systemwide Revenue Bonds, Series 2005C, 5.000%, 11/01/25 – NPFG Insured	11/15 at 100.00	Aa2	1,052,680

405	California Statewide Community Development Authority, Revenue Bonds, Viewpoint School, Series 2004, 4.125%, 10/01/14 – ACA Insured	No Opt. Call	BBB	418,555
14,315	Total Education and Civic Organizations			14,744,361

14	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care – 16.3%

	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, Childrens Hospital & Research Center at Oakland, Refunding Series 2007A:
$425	4.500%, 12/01/19	12/17 at 100.00	A–	$450,687
350	4.750%, 12/01/22	12/17 at 100.00	A–	364,270

1,000	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Series 2010A, 5.000%, 11/15/25	11/20 at 100.00	Aa3	1,057,360

500	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2009C, 5.250%, 3/01/21	3/19 at 100.00	A	547,750

350	California Health Facilities Financing Authority, Revenue Bonds, Casa Colina Inc., Series 2001, 5.500%, 4/01/13	4/12 at 100.00	BBB+	355,821

1,000	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008G, 5.500%, 7/01/25	7/18 at 100.00	A	1,053,990

1,760	California Health Facilities Financing Authority, Revenue Bonds, Marshall Medical Center, Series 2004A, 4.750%, 11/01/19	11/14 at 100.00	A–	1,815,458

200	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Refunding Series 2008A, 5.000%, 10/01/22	10/18 at 100.00	AA–	216,648

250	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2008A, 5.000%, 8/15/38	8/18 at 100.00	AA–	243,140

500	California Statewide Communities Development Authority, Health Facility Revenue Bonds, Community Hospital of the Monterey Peninsula, Series 2011A, 6.000%, 6/01/33	6/21 at 100.00	A+	522,075

300	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/30	3/15 at 100.00	A	300,096

1,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008C, 5.625%, 7/01/35	7/18 at 100.00	A	1,022,950

	California Statewide Community Development Authority, Health Revenue Bonds, Enloe Medical Center, Refunding Series 2008A:
125	5.250%, 8/15/19	8/18 at 100.00	A–	137,266
500	5.500%, 8/15/23	8/18 at 100.00	A–	531,775

500	California Statewide Community Development Authority, Hospital Revenue Bonds, Redlands Community Hospital, Series 2005A, 5.000%, 4/01/15 – RAAI Insured	No Opt. Call	BBB	534,600

	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2007A:
500	5.000%, 10/01/20	10/17 at 100.00	A–	531,045
400	5.000%, 10/01/27	10/17 at 100.00	A–	393,476

400	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.250%, 7/01/13	No Opt. Call	BBB	411,088

1,100	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007B, 5.500%, 7/01/27 – FGIC Insured	7/18 at 100.00	AA–	1,138,500

500	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.500%, 7/01/27 – FGIC Insured	7/18 at 100.00	AA–	517,500

1,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A, 5.000%, 12/01/15	No Opt. Call	BBB	1,047,430

1,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	1,102,560

500	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.375%, 12/01/25	12/20 at 100.00	BBB–	506,030

	Sierra View Local Health Care District, California, Revenue Bonds, Series 2007:
1,000	5.250%, 7/01/24	7/17 at 100.00	N/R	1,009,420
1,000	5.300%, 7/01/26	7/17 at 100.00	N/R	987,800
16,160	Total Health Care			16,798,735

Nuveen Investments	15

Portfolio of Investments (Unaudited)

Nuveen California Tax Free Fund (continued)

August 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 1.2%

$410	California Statewide Community Development Authority, Student Housing Revenue Bonds, CHF-Irvine, LLC-UCI East Campus Apartments, Phase II, Series 2008, 5.500%, 5/15/26	5/18 at 100.00	Baa2	$402,669

1,000	Ventura County Area Housing Authority, California, Multifamily Revenue Bonds, Mira Vista Senior Apartments Project, Series 2006A, 5.150%, 12/01/31 – AMBAC Insured (Alternative Minimum Tax)	12/16 at 100.00	N/R	800,300
1,410	Total Housing/Multifamily			1,202,969
	Industrials – 1.0%

500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002B, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/15 at 101.00	BBB	495,115

500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005A-2, 5.400%, 4/01/25 (Alternative Minimum Tax)	4/15 at 101.00	BBB	509,310
1,000	Total Industrials			1,004,425
	Long-Term Care – 2.2%

560	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging, Series 2008, 4.500%, 11/15/19	5/18 at 100.00	A–	588,946

1,000	Eden Township Healthcare District, California, Certificates of Participation, Installment Sale Agreement with Eden Hospital Health Services Corporation, Series 2010, 6.000%, 6/01/30	6/20 at 100.00	N/R	996,550

300	Illinois Finance Authority, Revenue Bonds, Franciscan Communities Inc., Refunding Series 2007A, 5.500%, 5/15/27	5/17 at 100.00	N/R	251,460

500	La Verne, California, Certificates of Participation, Brethren Hillcrest Homes, Series 2003A, 5.600%, 2/15/33 – ACA Insured	2/13 at 101.00	BB	430,450
2,360	Total Long-Term Care			2,267,406
	Tax Obligation/General – 32.0%

1,000	Acalanes Union High School District, Contra Costa County, California, General Obligation Bonds, Refunding Series 2010A, 0.000%, 8/01/26	No Opt. Call	Aa1	443,860

1,000	Baldwin Park Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2002 Series 2006, 0.000%, 8/01/20 – AMBAC Insured	8/16 at 83.04	A+	647,970

600	California State, General Obligation Bonds, Various Purpose Series 2009, 5.625%, 4/01/26	4/19 at 100.00	A1	665,076

855	Central Unified School District, Fresno County, California, General Obligation Bonds, Election 2008 Series 2009A, 5.625%, 8/01/33 – AGC Insured	8/19 at 100.00	AA+	915,791

1,000	College of the Sequoias Visalia Area Improvement District 2, Tulare County, California, General Obligation Bonds, Sequoias Community College District, Election 2008 Series 2009A, 5.250%, 8/01/29 – AGC Insured	8/19 at 100.00	AA+	1,052,240

500	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/39 – AGM Insured	8/27 at 100.00	AA+	408,150

500	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2009B, 5.375%, 2/01/34 – AGC Insured	8/18 at 100.00	AA+	522,865

1,705	Cupertino Union School District, Santa Clara County, California, General Obligation Bonds, Series 2010D, 0.000%, 8/01/30	8/20 at 52.75	Aa1	540,860

350	Desert Sands Unified School District, Riverside County, California, General Obligation Bonds, Election 2001, Series 2008, 5.250%, 8/01/23	No Opt. Call	Aa2	391,269

440	Golden West Schools Financing Authority, California, General Obligation Revenue Refunding Bonds, School District Program, Series 1998A, 0.000%, 2/01/12 – NPFG Insured	No Opt. Call	Baa1	436,968

16	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

	Golden West Schools Financing Authority, California, General Obligation Revenue Refunding Bonds, School District Program, Series 1999A:
$670	5.700%, 2/01/13 – NPFG Insured	No Opt. Call	Baa1	$707,882
770	5.750%, 2/01/14 – NPFG Insured	No Opt. Call	Baa1	840,586
320	5.800%, 8/01/22 – NPFG Insured	No Opt. Call	Baa1	369,798
345	5.800%, 8/01/23 – NPFG Insured	No Opt. Call	Baa1	395,732

950	Grossmont Union High School District, San Diego County, California, General Obligation Bonds, Series 2009A, 5.500%, 8/01/31	8/19 at 100.00	Aa2	1,034,085

600	Hemet Unified School District, Riverside County, California, General Obligation Bonds, Series 2008B, 5.000%, 8/01/30 – AGC Insured	8/16 at 102.00	AA+	625,062

	Jefferson Union High School District, San Mateo County, California, General Obligation Bonds, Series 2000A:
300	6.250%, 2/01/14 – NPFG Insured	No Opt. Call	A+	328,629
460	6.250%, 8/01/20 – NPFG Insured	No Opt. Call	A+	545,730

500	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2009A, 5.500%, 8/01/29	8/19 at 100.00	Aa2	553,845

3,000	Los Angeles Community College District, California, General Obligation Bonds, 2008 Election Series 2010C, 5.250%, 8/01/39	No Opt. Call	Aa1	3,228,690

240	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2007B, 4.500%, 7/01/25 – AMBAC Insured	No Opt. Call	Aa2	243,679

100	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2009D, 5.000%, 1/01/34	No Opt. Call	Aa2	102,765

100	Lucia Mar Unified School District, San Luis Obispo County, California, General Obligation Bonds, Refunding Series 2005, 5.250%, 8/01/22 – NPFG Insured	No Opt. Call	Aa2	121,832

	Lynwood Public Financing Authority, Los Angeles County, California, Lease Revenue Bonds, Civic Center Improvement Project, Series 2010A:
500	5.375%, 9/01/30	9/20 at 100.00	A–	487,800
150	5.500%, 9/01/40	9/20 at 100.00	A–	139,266

435	Oakland, California, General Obligation Bonds, Series 2003A, 5.000%, 1/15/26 – NPFG Insured	No Opt. Call	Aa2	449,264

1,155	Pittsburg Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2009B, 5.500%, 8/01/34 – AGM Insured	8/18 at 100.00	AA+	1,236,762

855	Pomona Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2001A, 5.950%, 2/01/17 – NPFG Insured	No Opt. Call	A	975,940

5,000	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2009A, 0.000%, 8/01/29	No Opt. Call	Aa2	1,674,450

50	Puerto Rico Government Development Bank, Senior Note Revenue Bonds, Senior Lien, Series 2006B, 5.000%, 12/01/14	No Opt. Call	Baa1	54,106

1,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 1996, 6.500%, 7/01/15 – AGM Insured	No Opt. Call	AA+	1,156,250

1,265	San Bernardino Community College District, California, General Obligation Bonds, Series 2008A, 6.500%, 8/01/27	No Opt. Call	Aa2	1,489,069

2,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2009A, 0.000%, 7/01/33	7/24 at 100.00	Aa1	1,304,260

1,000	Santa Ana Unified School District, Orange County, California, General Obligation Bonds, Series 2008A, 5.250%, 8/01/28	8/18 at 100.00	Aa2	1,059,660

1,000	Santa Barbara Community College District, California, General Obligation Bonds, Series 2008A, 5.250%, 8/01/27	8/18 at 100.00	AA+	1,089,020

	Tulare Local Health Care District, California, General Obligation Bonds, Series 2009B:
500	6.375%, 8/01/25	8/19 at 100.00	A1	564,430
1,005	6.500%, 8/01/26	8/19 at 100.00	A1	1,129,037

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Nuveen California Tax Free Fund (continued)

August 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,530	Victor Valley Community College District, San Bernardino County, California, General Obligation Bonds, Election of 2008 Series 2009A, 5.000%, 8/01/31	8/19 at 100.00	Aa2	$1,575,793

2,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured	8/26 at 100.00	AA+	1,268,460

1,100	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/24	No Opt. Call	Aa3	1,279,289

770	West Covina Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2002A Refunding, 5.350%, 2/01/20 – NPFG Insured	No Opt. Call	A+	860,313

1,000	Whittier Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/34	8/19 at 38.81	AA-	214,580
38,620	Total Tax Obligation/General			33,131,113
	Tax Obligation/Limited – 19.5%

1,000	Anitoch Area Public Facilities Financing Agency, California, Special Tax Bonds, Community Facilities District 1989-1, Refunding Series 2006, 4.000%, 8/01/18 – AMBAC Insured	8/16 at 100.00	A1	1,009,670

	Apple Valley Public Financing Authority, California, Lease Revenue Bonds, Town Hall Annex Project, Series 2007A:
485	4.500%, 9/01/17 – AMBAC Insured	No Opt. Call	A–	548,457
500	5.000%, 9/01/27 – AMBAC Insured	9/17 at 100.00	A–	521,830

540	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A, 5.500%, 6/01/16	6/14 at 100.00	A2	590,765

1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	1,575,510

	Community Development Commission Of City of National City, California, National City Redevelopment Project 2011 Tax Allocation Bonds:
155	6.500%, 8/01/24	8/21 at 100.00	A–	161,660
1,000	7.000%, 8/01/32	8/21 at 100.00	A–	1,047,970

140	Escondido, California, Certificates of Participation, Refunding Series 2000A, 5.625%, 9/01/20 – NPFG Insured	11/11 at 100.00	A+	140,540

1,650	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 4.550%, 6/01/22 – AGM Insured	6/18 at 100.00	AA+	1,598,042

1,200	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/16 – AMBAC Insured	9/15 at 100.00	A1	1,312,560

715	Los Angeles County Community Facilities District 3, California, Special Tax Bonds, Improvement Area B, Series 2000A, 5.250%, 9/01/18 – AMBAC Insured	3/12 at 100.00	N/R	717,867

330	Los Angeles, California, Certificates of Participation, Department of Public Social Services, Sonnenblick Del Rio West LA, Senior Lien Series 2000, 6.000%, 11/01/19 – AMBAC Insured	11/12 at 100.00	A2	331,584

350	Murrieta, California, Special Tax Bonds, Community Facilities District 2000-2, The Oaks Improvement Area A, Series 2004A, 5.750%, 9/01/20	9/14 at 100.00	N/R	353,546

300	Norco, California, Community Facilities District 97-1, Norco Hills, Special Tax Refunding Series 2005, 4.875%, 10/01/30 – AGC Insured	10/15 at 100.00	AA+	294,867

60	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A–	62,614

1,000	Palm Desert Finance Authority, California, Tax Allocation Revenue Bonds, Project Area 4, Refunding Series 2006A, 5.000%, 10/01/29 – NPFG Insured	10/16 at 100.00	A2	920,530

50	Pasadena, California, Certificates of Participation, Refunding Series 2008C, 4.500%, 2/01/26	2/18 at 100.00	AA+	51,587

650	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 6, Series 2005, 5.000%, 9/01/23	3/12 at 103.00	BBB+	631,722

18	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$585	Poway, California, Certificates of Participation, Refunding Series 2005, 4.500%, 8/01/16 – AMBAC Insured	8/15 at 100.00	Aa3	$643,582

100	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 1993X, 5.500%, 7/01/15 – NPFG Insured	No Opt. Call	A3	109,707

500	Ramona Unified School District, San Diego County, California, Certificates of Participation, Refunding Series 2007, 0.000%, 5/01/32 – NPFG Insured	5/17 at 100.00	A	461,850

	Rancho Cucamonga Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Series 2007A:
310	4.125%, 9/01/18 – NPFG Insured	9/17 at 100.00	A+	302,904
500	5.000%, 9/01/34 – NPFG Insured	9/17 at 100.00	A+	434,695

190	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	192,742

850	San Bernardino County Redevelopment Agency, California, Tax Allocation Refunding Bonds, San Sevaine Project, Series 2005A, 5.000%, 9/01/16 – RAAI Insured	9/15 at 100.00	BBB	866,337

	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2006B:
325	4.100%, 8/01/14 – RAAI Insured	No Opt. Call	A–	331,650
250	4.250%, 8/01/16 – RAAI Insured	No Opt. Call	A–	257,313
380	4.375%, 8/01/18 – RAAI Insured	8/16 at 100.00	A–	382,561

315	Sand City Redevelopment Agency, Monterrey County, California, Tax Allocation Revenue Bonds, Redevelopment Project, Series 2008A, 4.000%, 11/01/19 – AGC Insured	11/18 at 100.00	Aa3	311,526

45	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	45,277

205	Soledad Redevelopment Agency, California, Tax Allocation Bonds, Soledad Redevelopment Project, Series 2007A, 4.500%, 12/01/16 – SYNCORA GTY Insured	No Opt. Call	BB+	220,713

	South Tahoe Redevelopment Agency, California, Community Facilities District 2001-1 , Heavenly Village, Special Tax Refunding Bonds, Series 2007:
120	4.400%, 10/01/15	No Opt. Call	N/R	124,240
125	4.500%, 10/01/16	10/15 at 102.00	N/R	129,181
280	4.600%, 10/01/18	10/15 at 102.00	N/R	280,932

300	Travis Unified School District, Solano County, California, Certificates of Participation, Series 2006, 4.500%, 9/01/16 – NPFG Insured	No Opt. Call	N/R	306,327

	Vista Community Development Commission Taxable Non-Housing Tax Allocation Revenue Bonds, California, Vista Redevlopment Project, Series 2011:
1,390	6.000%, 9/01/33	9/21 at 100.00	A–	1,418,273
1,450	6.125%, 9/01/37	9/21 at 100.00	A–	1,473,287

80	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	83,403
19,925	Total Tax Obligation/Limited			20,247,821
	Transportation – 0.9%

1,000	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/14 – AMBAC Insured	No Opt. Call	A–	896,230
	Water and Sewer – 8.0%

	Banning Utility Authority, California, Water Revenue Bonds, Series 2005:
1,025	5.000%, 11/01/20 – NPFG Insured	11/16 at 100.00	A+	1,115,897
1,040	5.000%, 11/01/23 – NPFG Insured	11/16 at 100.00	A+	1,102,899

1,150	Compton, California, Sewer Revenue Bonds, Series 1998 Refunding, 5.375%, 9/01/23 – NPFG Insured	11/11 at 100.00	A2	1,151,012

1,000	Imperial, California, Certificates of Participation, Wastewater Treatment Project, Refunding Series 2001, 5.000%, 10/15/20 – NPFG Insured	10/11 at 102.00	BBB	1,001,140

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen California Tax Free Fund (continued)

August 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$1,000	Norco Financing Authority, California, Enterprise Revenue Refunding Bonds, Series 2009, 5.625%, 10/01/34 – AGM Insured	10/19 at 100.00	AA+	$1,056,410

805	Oakdale Irrigation District, California, Certificates of Participation, Water Facilities Project, Series 2009, 5.500%, 8/01/34	8/19 at 100.00	AA	850,128

	Rowland Water District, California, Certificates of Participation, Recycled Water Project, Series 2008:
565	5.750%, 12/01/24	12/18 at 100.00	AA–	632,314
480	5.750%, 12/01/25	12/18 at 100.00	AA–	533,179
500	6.250%, 12/01/39	12/18 at 100.00	AA–	543,110

250	Yuba Levee Financing Authority, California, Revenue Bonds, Yuba County Levee Financing Project, Series 2008A, 5.000%, 9/01/38 – AGC Insured	No Opt. Call	AA+	251,515
7,815	Total Water and Sewer			8,237,604
$105,550	Total Municipal Bonds (cost $97,055,078) – 97.1%			100,431,014

Shares	Description (1)			Value
	Short-Term Invesments – 1.9%

	Money Market Funds – 1.9%

2,002,715	First American Tax Free Obligations Fund, Class Z, 0.000% (4)			$2,002,715
	Total Short-Term Investments (cost $2,002,715)			2,002,715
	Total Invesments (cost $99,057,793) – 99.0%			102,433,729
	Other Assets Less Liabilities – 1.0%			1,069,571
	Net Assets – 100%			$103,503,300

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	The rate shown is the annualized seven-day effective yield as of August 31, 2011.

N/R	Not rated.

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

August 31, 2011

Assets
Investments, at value (cost $99,057,793)	$102,433,729
Receivables:
Interest	1,184,993
Shares sold	371,269
Other assets	5,648
Total assets	103,995,639
Liabilities
Cash overdraft	494
Payables:
Dividends	298,787
Shares redeemed	52,005
Accrued expenses:
Management fees	49,197
12b-1 distribution and service fees	6,333
Other	85,523
Total liabilities	492,339
Net assets	$103,503,300
Class A Shares
Net assets	$18,940,395
Shares outstanding	1,716,093
Net asset value per share	$11.04
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$11.52
Class C1 Shares
Net assets	$5,763,514
Shares outstanding	521,652
Net asset value and offering price per share	$11.05
Class I Shares
Net assets	$78,799,391
Shares outstanding	7,143,245
Net asset value and offering price per share	$11.03
Net assets consist of:
Capital paid-in	$100,021,724
Undistributed (Over-distribution of) net investment income	119,285
Accumulated net realized gain (loss)	(13,645)
Net unrealized appreciation (depreciation)	3,375,936
Net assets	$103,503,300
Authorized shares	2 billion
Par value per share	$0.0001

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of Operations (Unaudited)

Six Months Ended August 31, 2011

Investment Income	$2,561,620
Expenses
Management fees	321,644
12b-1 service fees – Class A	17,869
12b-1 distribution and service fees – Class C1	18,652
Shareholders’ servicing agent fees and expenses	12,859
Custodian’s fees and expenses	20,072
Directors’ fees and expenses	256
Professional fees	10,758
Shareholders’ reports – printing and mailing expenses	4,865
Federal and state registration fees	655
Other expenses	4,006
Total expenses before expense reimbursement	411,636
Expense reimbursement	(97,485)
Net expenses	314,151
Net investment income (loss)	2,247,469
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(112,291)
Change in net unrealized appreciation (depreciation) of investments	5,119,680
Net realized and unrealized gain (loss)	5,007,389
Net increase (decrease) in net assets from operations	$7,254,858

See accompanying notes to financial statements.

22	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Six Months Ended 8/31/11	Eight Months Ended 2/28/11	Year Ended 6/30/10
Operations
Net investment income (loss)	$2,247,469	$3,061,061	$4,452,095
Net realized gain (loss) from investments	(112,291)	129,841	498,180
Change in net unrealized appreciation (depreciation) of investments	5,119,680	(3,827,713)	5,413,368
Net increase (decrease) in net assets from operations	7,254,858	(636,811)	10,363,643
Distributions to Shareholders
From net investment income:
Class A	(376,844)	(505,497)	(721,608)
Class C1(1)	(109,846)	(143,307)	(152,970)
Class I(1)	(1,685,559)	(2,395,670)	(3,542,590)
From accumulated net realized gains:
Class A	—	(37,671)	(43,933)
Class C1(1)	—	(12,546)	(10,928)
Class I(1)	—	(165,547)	(211,107)
Decrease in net assets from distributions to shareholders	(2,172,249)	(3,260,238)	(4,683,136)
Fund Share Transactions
Proceeds from sale of shares	10,083,184	17,541,271	20,363,921
Proceeds from shares issued to shareholders due to reinvestment of distributions	375,675	531,955	674,222
	10,458,859	18,073,226	21,038,143
Cost of shares redeemed	(9,431,679)	(20,380,312)	(21,217,701)
Net increase (decrease) in net assets from Fund share transactions	1,027,180	(2,307,086)	(179,558)
Net increase (decrease) in net assets	6,109,789	(6,204,135)	5,500,949
Net assets at the beginning of period	97,393,511	103,597,646	98,096,697
Net assets at the end of period	$103,503,300	$97,393,511	$103,597,646
Undistributed (Over-distribution of) net investment income at the end of period	$119,285	$44,065	$27,478
(1)	Effective January 18, 2011, Class C Shares and Class Y Shares were renamed Class C1 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	23

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (2/00)
Year Ended 2/28 – 2/29:
2012(e)	$10.48	$.24	$.55	$.79	$(.23)	$—	$(.23)	$11.04	7.60%
2011(f)	10.88	.31	(.38)	(.07)	(.31)	(.02)	(.33)	10.48	(.68)
Year Ended 6/30:
2010	10.27	.47	.63	1.10	(.46)	(.03)	(.49)	10.88	10.89
2009	10.71	.46	(.44)	.02	(.46)	—	(.46)	10.27	.29
2008	10.98	.46	(.23)	.23	(.46)	(.04)	(.50)	10.71	2.11
2007	10.96	.45	.06	.51	(.45)	(.04)	(.49)	10.98	4.62
2006(h)	11.24	.33	(.26)	.07	(.33)	(.02)	(.35)	10.96	.63
Class C1 (2/00)(g)
Year Ended 2/28 – 2/29:
2012(e)	10.50	.21	.55	.76	(.21)	—	(.21)	11.05	7.27
2011(f)	10.89	.28	(.38)	(.10)	(.27)	(.02)	(.29)	10.50	(.91)
Year Ended 6/30:
2010	10.28	.41	.64	1.05	(.41)	(.03)	(.44)	10.89	10.33
2009	10.72	.41	(.44)	(.03)	(.41)	—	(.41)	10.28	(.21)
2008	10.99	.40	(.22)	.18	(.41)	(.04)	(.45)	10.72	1.61
2007	10.97	.41	.05	.46	(.40)	(.04)	(.44)	10.99	4.17
2006(h)	11.25	.30	(.26)	.04	(.30)	(.02)	(.32)	10.97	.33
Class I (2/00)(g)
Year Ended 2/28 – 2/29:
2012(e)	10.48	.25	.54	.79	(.24)	—	(.24)	11.03	7.62
2011(f)	10.88	.32	(.38)	(.06)	(.32)	(.02)	(.34)	10.48	(.57)
Year Ended 6/30:
2010	10.27	.48	.64	1.12	(.48)	(.03)	(.51)	10.88	11.06
2009	10.71	.48	(.45)	.03	(.47)	—	(.47)	10.27	.44
2008	10.98	.48	(.23)	.25	(.48)	(.04)	(.52)	10.71	2.28
2007	10.97	.47	.05	.52	(.47)	(.04)	(.51)	10.98	4.78
2006(h)	11.25	.35	(.26)	.09	(.35)	(.02)	(.37)	10.97	.82

24	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$18,940	.96	%*	4.20	%*	.72	%*	4.43	%*	7%
16,453	1.20	*	3.76	*	.65	*	4.31	*	8

17,315	1.18		3.83		.65		4.36		16
16,417	1.28		3.88		.65		4.51		27
12,076	1.46		3.40		.67		4.19		45
11,375	1.46		3.29		.75		4.00		36
10,783	1.34	*	3.40	*	.75	*	3.99	*	24

5,764	1.41	*	3.75	*	1.22	*	3.94	*	7
5,762	1.62	*	3.36	*	1.15	*	3.83	*	8

4,674	1.58		3.43		1.15		3.86		16
4,064	1.68		3.48		1.15		4.01		27
2,480	1.85		2.98		1.15		3.68		45
1,507	1.98		2.77		1.15		3.60		36
3,592	2.09	*	2.66	*	1.15	*	3.60	*	24

78,799	.76	*	4.40	*	.57	*	4.59	*	7
75,179	.96	*	4.00	*	.50	*	4.46	*	8

81,609	.93		4.08		.50		4.51		16
77,616	1.03		4.09		.50		4.62		27
30,485	1.20		3.66		.50		4.36		45
24,835	1.21		3.54		.50		4.25		36
21,767	1.09	*	3.65	*	.50	*	4.24	*	24
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended August 31, 2011.
(f)	For the eight months ended February 28, 2011.
(g)	Effective January 18, 2011, Class C Shares and Class Y Shares were renamed Class C1 Shares and Class I Shares, respectively.
(h)	For the nine months ended June 30, 2006.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	25

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

First American Investment Funds, Inc., known as Nuveen Investment Funds, Inc. effective April 4, 2011 (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen California Tax Free Fund (the “Fund”), among others.

Effective April 30, 2011, Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Securities, LLC (the “Distributor”).

The investment objective of the Fund is to provide maximum current income that is exempt from both federal income tax and California state income tax to the extent consistent with prudent investment risk. Under normal market conditions, as a fundamental policy, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and California income tax, including the federal and state alternative minimum tax. The Fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal and state alternative minimum tax. The Fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”).

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies, and principal risks.

During the fiscal period ended February 28, 2011, the Fund’s Board of Directors approved a change in the Fund’s fiscal and tax year ends from June 30 to February 28/29.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Fund’s Board of Directors. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Investments in open-end funds are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/

26	Nuveen Investments

delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At August 31, 2011, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Fund declares dividends from its net investment income daily and pays shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Fund’s transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C1 Shares are sold without an up-front sales charge but incur a .40% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C1 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

The Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as the Fund) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by the Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by

Nuveen Investments	27

Notes to Financial Statements (Unaudited) (continued)

the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” on the Statement of Operations.

During the six months ended August 31, 2011, the Fund did not invest in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options, and swap contracts. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended August 31, 2011.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and shareholder service fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to

28	Nuveen Investments

maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of August 31, 2011:

	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$100,431,014	$—	$100,431,014
Short-Term Investments	2,002,715	—	—	2,002,715
Total	$2,002,715	$100,431,014	$—	$102,433,729

During the six months ended August 31, 2011, the Fund recognized no significant transfers to or from Level 1, Level 2, or Level 3.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the six months ended August 31, 2011.

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 8/31/11		Eight Months Ended 2/28/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	319,075	$3,430,935	281,659	$3,120,573	269,247	$2,905,288
Class C1(1)	2,212	23,788	763,722	2,201,106	148,024	1,599,352
Class I(1)	613,918	6,628,461	1,132,750	12,219,592	1,472,632	15,859,281
Shares issued to shareholders due to reinvestment of distributions:
Class A	25,889	278,322	34,525	373,248	43,375	466,322
Class C1(1)	4,600	49,499	6,990	75,604	10,402	111,987
Class I(1)	4,461	47,854	7,760	83,103	8,923	95,913
	970,155	10,458,859	2,227,406	18,073,226	1,952,603	21,038,143
Shares redeemed:
Class A	(198,983)	(2,147,583)	(337,747)	(3,661,654)	(320,129)	(3,438,501)
Class C1(1)	(34,161)	(364,823)	(650,990)	(946,801)	(124,797)	(1,328,865)
Class I(1)	(650,105)	(6,919,273)	(1,467,604)	(15,771,857)	(1,540,449)	(16,450,335)
	(883,249)	(9,431,679)	(2,456,341)	(20,380,312)	(1,985,375)	(21,217,701)
Net increase (decrease)	86,906	$1,027,180	(228,935)	$(2,307,086)	(32,772)	$(179,558)
(1)	Effective January 18, 2011, Class C Shares and Class Y Shares were renamed Class C1 Shares and Class I Shares, respectively.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the six months ended August 31, 2011, aggregated $7,138,494 and $7,857,394, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the

Nuveen Investments	29

Notes to Financial Statements (Unaudited) (continued)

treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At August 31, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$99,057,793
Gross unrealized:
Appreciation	$4,267,782
Depreciation	(891,846)
Net unrealized appreciation (depreciation) of investments	$3,375,936

Permanent differences, primarily due to equalization, resulted in reclassifications among the Fund’s components of net assets at February 28, 2011, the Fund’s last tax year-end, as follows:

Capital paid-in	$31,152
Undistributed (Over-distribution of) net investment income	—
Accumulated net realized gain (loss)	(31,152)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 28, 2011, the Fund’s last tax year end, were as follows:

Undistributed net tax-exempt income*	$427,508
Undistributed net ordinary income**	—
Undistributed net long-term capital gains	98,646
*	Undistributed net tax exempt income (on a tax basis) has not been reduced for the dividend declared during the period February 1, 2011 through February 28, 2011 and paid on March 1, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax years ended February 28, 2011 and June 30, 2010, was designated for purposes of the dividends paid deduction as follows:

Eight months ended February 28, 2011
Distributions from net tax-exempt income	$3,004,122
Distributions from net ordinary income**	23,258
Distributions from net long-term capital gains	223,658

Year ended June 30, 2010
Distributions from net tax-exempt income	$4,311,589
Distributions from net ordinary income **	88,004
Distributions from net long-term gains	265,968
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For net assets over $2 billion	0.3750

The annual complex-level fee for the Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule is as follows:

30	Nuveen Investments

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of August 31, 2011, the Fund’s complex-level fee rate was .1964%.

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities it provides for the Fund. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund. The Sub-Adviser is compensated for its services to the Fund from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses of the Fund so that total annual fund operating expenses (excluding acquired Fund fees and expenses) do not exceed the percent of the Fund’s average daily net assets, for each share class, as set forth in the following table:

Class A Shares	0.6500%
Class C1 Shares	1.1500
Class I Shares	0.5000
Through first expiration date	June 30, 2011
After first expiration date:
Class A Shares	0.8500
Class C1 Shares	1.3500
Class I Shares	0.7000
Expiration date	June 30, 2012

The Adviser may also voluntarily reimburse expenses from time to time in the Fund. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended August 31, 2011, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$42,270
Paid to financial intermediaries	38,069

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended August 31, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$13,000

Nuveen Investments	31

Notes to Financial Statements (Unaudited) (continued)

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C1 Shares during the first year following a purchase are retained by the Distributor. During the six months ended August 31, 2011, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$5,950

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended August 31, 2011, as follows:

CDSC retained	$145

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

32	Nuveen Investments

Notes

Nuveen Investments	33

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Barclays Capital Municipal Bond Index: An unmanaged index composed of a broad range of investment-grade tax-exempt municipal bonds with remaining maturities of one year or more. The index returns assume reinvestment of dividends but do not reflect any applicable sales charge. You cannot invest directly in an index.

Lipper California Municipal Debt Classification Average: Represents the average annualized total return for all reporting funds in the Lipper California Municipal Debt Category. The Lipper California Municipal Debt Classification Average contained 119, 117, 97 and 80 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended August 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

34	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodian

U.S. Bank National Association

St. Paul, MN

Transfer Agent and

Shareholder Services

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	35

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-FCA-0811P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date November 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date November 7, 2011

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date November 7, 2011